UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2015

DOLLAR TREE, INC.
(Exact name of registrant as specified in its charter)

VIRGINIA
(State or Other Jurisdiction of Incorporation)

0-25464	26-2018846
(Commission File Number)	(I.R.S. Employer Identification No.)

500 Volvo Parkway
Chesapeake, VA 23320
(Address of Principal Executive Offices and Zip Code)

(757) 321-5000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company’s Annual Meeting of Shareholders was held on June 18, 2015. The following items were voted on by shareholders and listed below are the final voting results:

1.	The shareholders elected the following individuals to the Board of Directors:

Director Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Arnold S. Barron	172,754,715	1,425,454	921,905	11,944,202
Macon F. Brock, Jr.	172,554,259	1,309,517	1,238,298	11,944,202
Mary Anne Citrino	173,739,768	442,047	920,259	11,944,202
H. Ray Compton	166,468,195	7,813,991	819,888	11,944,202
Conrad M. Hall	172,741,825	1,437,838	922,411	11,944,202
Lemuel E. Lewis	173,723,574	454,046	924,454	11,944,202
J. Douglas Perry	172,997,426	1,286,331	818,317	11,944,202
Bob Sasser	173,259,321	1,023,733	819,020	11,944,202
Thomas A. Saunders III	167,297,612	6,987,751	816,711	11,944,202
Thomas E. Whiddon	173,167,664	1,116,083	818,327	11,944,202
Carl P. Zeithaml	172,751,414	1,429,884	920,776	11,944,202

2.
The shareholders approved, on an advisory basis, the compensation of the named executive officers disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion set forth in the Proxy Statement filed on May 11, 2015.

Votes For	166,532,705
Votes Against	6,545,837
Abstain	2,023,532
Broker Non-Votes	11,944,202

3.	The shareholders ratified the appointment, by the Audit Committee, of KPMG LLP as Dollar Tree, Inc.’s Independent Registered Public Accounting firm for 2015.

Votes For	184,345,248
Votes Against	1,896,670
Abstain	804,358

4.	The shareholders approved the adoption of the Dollar Tree, Inc. 2015 Employee Stock Purchase Plan.

Votes For	173,603,872
Votes Against	419,789
Abstain	1,078,413
Broker Non-Votes	11,944,202

Item 7.01. Regulation FD Disclosure.

On June 19, 2015, Dollar Tree, Inc. issued a press release announcing the voting results from the Company’s Annual Meeting of Shareholders on June 18, 2015. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by this reference.

The information contained in this item, including that incorporated by reference, is being furnished to the Securities and Exchange Commission. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

99.1	Press Release dated June 19, 2015 issued by Dollar Tree, Inc. regarding the voting results from the Company’s Annual Meeting of Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DOLLAR TREE, INC.

Date: June 19, 2015	By:	/s/ William A. Old, Jr.
William A. Old, Jr.
Chief Legal Officer, Corporate Secretary

EXHIBITS

Exhibit 99.1	Press Release dated June 19, 2015 issued by Dollar Tree, Inc. regarding the voting results from the Company’s Annual Meeting of Shareholders